PREPAYMENTS AND OTHER CURRENT ASSETS, NET (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
PREPAYMENTS AND OTHER CURRENT ASSETS, NET
Prepayments to suppliers	$ 762	$ 1,264
Deferred expenses	57	88
Rental deposits and prepaid rents	593	469
Others	472	789
Total	$ 1,884	$ 2,610